SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2008
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction) of incorporation)	0-5423 (Commission file number)	59-1277135 (I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations and Financial Condition.
On November 24, 2008 Dycom Industries, Inc. (the “Company”) issued a press release reporting its first quarter of fiscal 2009 results and expectations. On November 25, 2008, the Company had a webcast and conference call to review its fiscal 2009 first quarter results and to address its outlook. Additionally, on November 25, 2008, the Company made available a slide presentation to be discussed during the Company’s aforementioned webcast and conference call. A copy of the press release, transcript, and slide presentation are furnished as Exhibits to this report on Form 8-K and is incorporated herein by reference.
The press release and slide presentation include income from continuing operations excluding certain items that are set forth in the GAAP reconciliation schedule provided in the release. The Company believes this non-GAAP financial measure is useful to investors because it allows for a more direct comparison of the Company’s performance for the quarter and fiscal year with the Company’s performance in the prior-year periods.
The information in the preceding paragraphs, as well as Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure
On November 24, 2008 Dycom Industries, Inc. (the “Company”) issued a press release reporting its first quarter of fiscal 2009 results and expectations. On November 25, 2008, the Company had a webcast and conference call to review its fiscal 2009 first quarter results and to address its outlook. Additionally, on November 25, 2008, the Company made available a slide presentation to be discussed during the Company’s aforementioned webcast and conference call. A copy of the press release, transcript, and slide presentation are furnished as Exhibits to this report on Form 8-K and is incorporated herein by reference.
The press release and slide presentation include income from continuing operations excluding certain items that are set forth in the GAAP reconciliation schedule provided in the release. The Company believes this non-GAAP financial measure is useful to investors because it allows for a more direct comparison of the Company’s performance for the quarter and fiscal year with the Company’s performance in the prior-year periods.
The information in the preceding paragraphs, as well as Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

	99.1	Press release dated November 24, 2008 announcing the first quarter of fiscal 2009 results and expectations.

	99.2	Transcript of Dycom Industries Inc. webcast and conference call to review its fiscal 2009 first quarter results and address its outlook, which took place on November 25, 2008.

	99.3	Slide presentation relating to the webcast and conference call held regarding the Company’s fiscal 2009 first quarter results and outlook.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: November 26, 2008

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Senior Vice President and Chief Financial Officer

4